SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K/A-1


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)    April 2, 1996
                                                  ---------------------


                              Travelers Group Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                 1-9924                 52-1568099
      ----------------     --------------           ----------------
      (State or other      (Commission               (IRS Employer
       jurisdiction of      File Number)             Identification No.)
       incorporation)

      388 Greenwich Street, New York, New York          10013
- --------------------------------------------------------------------------------
       (Address of principal executive offices)      (Zip Code)

                           (212) 816-8000
- --------------------------------------------------------------------------------
        (Registrant's telephone number, including area code)


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        Explanatory Note

        This amendment to Travelers Group Inc.'s Form 8-K dated April 2, 1996, is being filed to restate the historical and pro forma financial information contained therein to conform to the presentation of that information in the Registration Statement on Form S-1 of Travelers/Aetna Property Casualty Corp., a majority-owned subsidiary of Travelers Group Inc. The amendment also includes certain information under Item 5 of Form 8-K.




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                              TRAVELERS GROUP INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           On April 2, 1996, Travelers/Aetna Property Casualty Corp. ("TAP"), an indirect majority-owned subsidiary of Travelers Group Inc. (the "Registrant"), purchased from Aetna Life and Casualty Company ("Aetna") all of the outstanding capital stock of The Aetna Casualty and Surety Company ("ACSC") and The Standard Fire Insurance Company ("SFIC") for $4.16 billion in cash. TAP also owns The Travelers Indemnity Company ("Travelers Indemnity"), and is the primary vehicle through which the Registrant engages in the property and casualty insurance industry.

           To finance the purchase of ACSC and SFIC, TAP borrowed $2.65 billion from a syndicate of banks under a five-year revolving credit facility that expires on March 15, 2001 (the "Credit Facility"). TAP also sold shares of its Class A Common Stock representing approximately 9% of its outstanding common stock to four private investors, including Aetna, for an aggregate of $525 million. Aetna owns approximately 3% of TAP's outstanding common stock. The Travelers Insurance Group Inc. ("TIGI"), a wholly owned subsidiary of the Registrant, acquired approximately 328 million shares of Class B Common Stock of TAP in exchange for contributing the outstanding capital stock of Travelers Indemnity and a capital contribution of approximately $1.14 billion. In addition, the Registrant purchased from TAP $540 million of Series Z Preferred Stock of TAP.

           The Registrant funded its purchase of Series Z Preferred Stock of TAP and the capital contribution made by TIGI from the issuance of $920 million of senior debt, and from $760 million of cash on hand.

           Annexed hereto as Exhibit 99.01 and incorporated by reference herein are the audited historical combined financial statements of ACSC and SFIC and their subsidiaries as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, including the report of KPMG Peat Marwick LLP. Annexed hereto as Exhibit 99.02 and incorporated by reference herein are the unaudited pro forma condensed combined statement of income for the year ended December 31, 1995 and the unaudited pro forma condensed combined statement of financial position as of December 31, 1995 of the Registrant.


ITEM 5. OTHER EVENTS.

        The allocation of the purchase price to the assets and liabilities of ACSC and SFIC and their subsidiaries is subject to valuations as of the date of the Registrant's acquisition of those companies based on appraisals and other studies, which are not yet completed. Accordingly, the final allocations will differ from the amounts reflected in the pro forma financial information included herein. Adjustments of claims and claims adjustment expenses reserves and certain other insurance accounts resulting from the valuation of these accounts will be recorded in operations in the period or periods determined.
TAP is continuing to review the insurance reserves of ACSC, SFIC and their subsidiaries, including the effect of applying TAP'S strategies, policies and practices in determining such reserves. Based on the reviews at this stage, it is possible that additional reserves of up to approximately $750 million in the aggregate may be recorded upon completion of these reviews, which would result in after-tax charges to income of up to approximately $488 million in the aggregate, primarily relating to reserves for cumulative injury claims, insurance products involving financial guarantees based on the fair value of underlying collateral and certain insurance receivables. Stockholders' equity would be correspondingly reduced by an equivalent after-tax amount as a result of these charges. The Registrant believes that TAP'S reviews are likely to be completed in 1996, although there can be no assurance as to the ultimate timing thereof.


ITEM 7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION
AND EXHIBITS.

      (a)  Financial Statements of Businesses Acquired

           Audited historical combined financial statements of The Aetna Casualty and Surety Company and The Standard Fire Insurance Company and their subsidiaries as of


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           December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, including the report of KPMG Peat Marwick LLP, filed as
           Exhibit 99.01 hereto.


      (b)  Pro Forma Financial Information

           Unaudited pro forma condensed combined statement of income for the year ended December 31, 1995 and the unaudited pro forma condensed combined statement of financial position as of December 31, 1995 of the Registrant, together with the notes thereto, filed as Exhibit
           99.02 hereto.


      (c)  Exhibits

           Exhibit No.    Description
           -----------    -----------
               23.01      Consent of KPMG Peat Marwick
                          LLP.

               99.01 Audited historical combined financial statements of The Aetna Casualty and Surety Company and The Standard Fire Insurance Company and their subsidiaries as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, including the report of KPMG Peat Marwick LLP.

               99.02      Unaudited pro forma condensed
                          combined statement of income for the
                          year ended December 31, 1995 and the
                          unaudited pro forma condensed combined
                          statement of financial position as of
                          December 31, 1995 of the Registrant,
                          together with the notes thereto.



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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 23, 1996

                                          TRAVELERS GROUP INC.




                                          By:   /s/ William T. Bozarth
                                                --------------------------------
                                                William T. Bozarth
                                                Vice President




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                               EXHIBIT INDEX
                               -------------


    Exhibit
      No.                   Description                           Filing Method
   -------                  -----------                           -------------

    23.01      Consent of KPMG Peat Marwick LLP                   Electronic

    99.01      Audited historical combined financial              Electronic
               statements of The Aetna Casualty and
               Surety Company and The Standard Fire
               Insurance Company and their subsidiaries as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, including the report of KPMG Peat
               Marwick LLP

    99.02      Unaudited pro forma condensed                      Electronic
               combined statement of income for the
               year ended December 31, 1995 and the
               unaudited pro forma condensed combined
               statement of financial position as of
               December 31, 1995 of the Registrant,
               together with the notes thereto.